                                                                   EXHIBIT 10.25

"This is a legally binding Contract; if not understood seek advice from an attorney."

                      COMMERCIAL/INDUSTRIAL LEASE (GROSS)

THIS LEASE is entered into by and between Landlord and Tenant and upon approval by both Landlord and Tenant, as evidenced by their signatures hereto, a valid and binding Lease shall exist, the terms and conditions of which are as follows:

1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be construed as follows when used elsewhere in this Lease:

     a) Effective Date: The Effective Date shall be the latest date for approval by all parties as indicated below.

     b)  Landlord:                  James D. Dunn
                  c/o
                  Address           P.O. 4770, Tulsa, OK 74159
                  Phone No.         918-747-2000    Fax No. 918-747-1325

     c)  Tenant:                    Educational Development Corporation
                  c/o               Randall White
                  Address           10302 East 55th Place, Tulsa, OK 74146
                  Phone No.         918-622-4522    Fax No. 1-800-747-4509

     d)  Third Party Guarantor:     N/A  Guarantor Agreement attached hereto as
                                         Exhibit

                  c/o
                  Address
                  Phone No.         Fax No.

     e)  Leased Premises: Approximately 80,405 sq.ft. gross leasable area, Suite
                                        ------
     No. N/A in the building located at 10302 East 55/th/ Place in Tulsa County
         ---                                  -----------------    -----
     Oklahoma, such premises being shown and outlined on the plan attached hereto as Exhibit N/A.
                       ---
     f)  Project:  N/A

     g)  Lease Term: A period of five (5) years commencing on July 1, 1999
                                 --------------               ------------
     ("Commencement Date") and ending on June 30, 2004 ("Expiration Date").
                                         -------------

     h)  Base Rental: A total of $1,200,000.00 payable in monthly installments
                                 -------------
         in advance as follows:

           ----------------------------------------------------------------------------------------------------------
                                                 From                            To                     Monthly Rate
           ----------------------------------------------------------------------------------------------------------
             Years          1-5              July 1, 1999                   June 30, 2004                 $20,000.00
           ----------------------------------------------------------------------------------------------------------
             Years
           ----------------------------------------------------------------------------------------------------------
             Year
           ----------------------------------------------------------------------------------------------------------
             Year
           ----------------------------------------------------------------------------------------------------------
             Year
           ----------------------------------------------------------------------------------------------------------

     i) Prepaid Rental: $20,000.00 representing payment of rental for the first month of the Lease Term.


     j) Security Deposit: $7,000.00 transferred from previous lease and is not applicable towards the last month's rent.

     k) Use: Educational Development Corporation administration, sales & warehouse Tenant, as evidenced by his signature below, has determined and represents that the stated use is consistent with all local, State and Federal regulations applicable to said use.

     l) Legal Use. Tenant shall use the Leased Premises only for the Use stated and for no other purposes. Tenant shall not use, nor permit the use of, anything in the Leased Premises (I) which would violate any of the agreements of the Lease, (ii) for any unlawful purpose or in any unlawful manner, or (iii) that would substantially increase cost of the Landlord's insurance.

     m)  Tenant's Public Liability Insurance Limits
                    $1,000,000 combined single limit bodily injury and property damage as described in paragraph 8(c).

2. GRANTING CLAUSE. Landlord hereby covenants and warrants that it has rightful possession to, and hereby leases, lets, and demises unto Tenant, together with all improvements, appurtenances, easements, and privileges thereunto belonging, the Leased Premises for the Permitted Use, together with on-site parking, if any.

                                                         ________     __________
                                  Page 1 of 6             Tenant       Landlord

3. PAYMENT OF RENT/ADDITIONAL RENT. Tenant agrees to pay to Landlord the total minimum base rental, with such monthly installments to be paid in advance, on or before the first day of each calendar month during the term, without demand. Tenant shall pay the first monthly installment as "prepaid-rental" concurrently with the execution of this Lease. The rent for a portion of the calendar month during which rent might begin to accrue or terminate shall be prorated. Tenant's covenant to pay rent shall be independent of every other covenant set forth in this Lease, and Tenant shall have no right of deduction or setoff whatsoever. All rents herein provided for shall be paid to Landlord at the Landlord's address or at such other place as shall be designated by Landlord, in writing, furnished to Tenant at least ten (10) days prior to the next ensuing rent payment due date.

4. LATE PAYMENT OF RENT. Any rents received on the 11th day after the due date, or thereafter, shall be assessed the maximum late fee amount allowable by law.

5.   GENERAL PROVISIONS.

     a) Possession. Unless otherwise agreed to in writing, possession shall be delivered on the Commencement Date of this Lease. If Landlord is unable to deliver possession of the premises at the commencement hereof, Landlord shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Tenant shall not be liable for any rent until possession is delivered. Tenant may terminate this lease if possession is not delivered within 5 days of the commencement of the term hereof.
                          -

     b) Assignment, Subletting, and Encumbering. This Lease shall not be assigned, sublet, or transferred by Tenant without Landlord's prior written consent. Tenant shall not sublet, or offer or advertise for subletting, the Leased Premises, or any portion thereof, without the prior written consent of Landlord. Any assignment or subletting shall not relieve Tenant of its obligations hereunder or release Tenant from the further performance of all covenants herein contained.

     c) Estoppel Certificate. Tenant shall, at any time so requested, execute and deliver to Landlord such estoppel certificates as Landlord shall reasonably require, stating length of Tenant's lease, amount of rent, deposits, and other terms.

     d) Subordination. This Lease shall be subject and subordinate, at all times, to the lien of existing mortgages and of mortgages which hereafter may be made on the Leased Premises. Tenant will execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages as may be desired by Landlord.

     e) Rules and Regulations. Tenant agrees to observe and comply with the Rules and Regulations presently existing and such other and further reasonable rules and regulations as Landlord may, from time to time, adopt, a copy of which is attached to this Lease as Exhibit N/A.

     f) Toxic or Hazardous Materials. Tenant shall not store, use, or dispose of any toxic or hazardous materials in, on, or about the Premises, without the prior written consent of Landlord. Tenant, at its sole cost, will comply with all laws relating to Tenant's storage, use, and disposal of hazardous or toxic materials.

     g) Holding Over. In the event Tenant remains In possession of the Premises after the expiration or termination of the Lease, Tenant shall occupy the premises as a Tenant from month-to-month at 150% of the rental due for the last full calendar month during the term of the Lease and subject to all other provisions and obligations of the Lease applicable to a month-to-month tenancy.

     h) Signs. Landlord retains the right to approve any and all exterior signs. See attached Exhibit N/A "Sign Criteria", if any.

     i) Destruction of Premises. In the event of a partial destruction of the building in which the Leased Premises are contained, during the term, Landlord shall make any repairs that can be made under existing governmental regulations within one hundred and twenty (120) days of such destruction, but such partial destruction shall not terminate this Lease, except that Tenant shall be entitled to a proportionate reduction of rent while repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Tenant on the Premises. If repairs cannot be made within one hundred and twenty (120) days, this Lease may be terminated, at the option of either party, by delivering written notice.

     j) Right of Entry. Landlord reserves the right, for itself, and its employees, or contractors, and Tenant covenants to permit Landlord, or its agents, employees, or contractors to enter any and all portions of the Leased Premises at any time; provided, that Landlord shall give Tenant reasonable notice prior to any entry for the purpose of showing the space to prospective tenants.

        During the progress of any repairs or other work, Landlord may keep and store on the Leased Premises all necessary materials, tools, and equipment, and Landlord shall, in no event, be liable for disturbance, inconvenience, annoyance, loss of business, or other damage to Tenant, or any assignee, or sublessee under the Lease, by making such repairs or performing any such work on or in the Leased Premises, or due to bringing materials, supplies, and equipment into or through the Premises during the course of such work.

        Tenant shall permit Landlord at any time within sixty (60) days prior to expiration of this lease to place upon the premises the usual "For Lease" or "For Sale" signs, and permit persons desiring to lease or purchase the same to inspect the premises thereafter.

     k) Condemnation. If the Leased Premises is totally condemned by any lawful authority under the power of eminent domain, or shall, during the continuance of the Lease, be totally destroyed by the action of public authorities, then this Lease and the term leased shall terminate, and Tenant shall be liable for rent only up to the date of such termination.

     l) Quiet Enjoyment. Landlord grants to Tenant, in exchange for continued payment of rent and performance of each and every covenant hereof, the right to peacefully and quietly hold, occupy, and enjoy the Leased Premises throughout the term. Further, Tenant shall not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant.

6.   MAINTENANCE.
        a) Landlord. Landlord shall maintain and make necessary replacement of the roof, exterior walls, floor slabs, parking lot and other common facilities of the building.

        b) Tenant. Tenant shall keep the Leased Premises neat and clean and in such repair, order, and condition as received on Commencement Date (or Occupancy Date, whichever is earliest) or may be put in during the term hereof, reasonable use and wear and damage by fire or by unavoidable casualty excepted. Tenant shall maintain (including necessary replacement) all fixtures and equipment relating to plumbing, electrical, heating, ventilation, air conditioning (HVAC). Tenant shall maintain (including necessary replacement) exterior doors, windows, and all plate

                                                         ________     __________
                                  Page 2 of 6             Tenant       Landlord
          glass, floor covering, carpet, paint, wallpaper, and other coverings. Unless otherwise provided in paragraph 7 below, Tenant is responsible for cleaning the parking lot (including sweeping and snow and ice removal) and providing lawn and landscaping maintenance. Tenant shall not damage or abuse the Leased Premises, nor shall Tenant permit the damage or abuse of the Leased Premises. Tenant shall not overload the floor and shall abide by Landlord's instructions with respect to care and avoidance of abuse.

          c) Utilities. Tenant shall be responsible for arranging, and contracting in its own name if necessary, all utility services necessary for the operation of the Property, including establishment of any required deposits, and payment of any and all utility charges incurred during the term. Such utility charges shall include water, natural gas, telephone, cable television, sanitary sewer, electricity and storm water management fees. Tenant shall also be responsible for the maintenance of any on-site sewage disposal system (septic tank, etc.). Further, in the event of any interruption of utility services, the Landlord shall neither be responsible for, nor shall any rent be abated due to, such interruption.

7. COMMON AREA MAINTENANCE (CAM). In addition to monthly rental obligations, Tenant shall pay a monthly sum identified in Paragraph 1(n) for the provision of common area maintenance, including, but not limited to: exterior lighting; parking lot and sidewalks (repair, including necessary replacement, sweeping, striping, snow and ice removal); landscape and lawn maintenance (mowing, watering, plant replacements); janitorial service to common hallways, and applicable insurance and utilities charges, including storm water management fees if any. Such monthly CAM payment shall be adjusted annually based upon the actual total annual CAM expense allocated proportionately to Tenant, based upon the floor area rented by Tenant in relation to the total gross leasable floor area of the project or building served by the common area.

8.   TAXES, INDEMNITY AND INSURANCE.

     a) Taxes. Landlord pays all ad valorem taxes, special assessments, and bond indentures based on base year of 1992. If taxes increase above base year during the term of lease because of increase rate or valuation, proportionate share of increase shall be paid by Tenant, or if single Tenant, Tenant shall pay total increase, upon presentation of paid tax receipt(s) by Landlord.

     b) Indemnity, Liability, and Loss or Damage. Tenant agrees to defend, indemnify, and hold Landlord harmless from any loss, cost, or expense, whatsoever, resulting from (1) personal injury, loss of life, or loss of property relating to the use and occupancy by Tenant, or (2) from damage to, or destruction of, the Project structure, or any part thereof, or of any abutting real property caused by, or attributable to, the negligent act or acts, or omission or omissions to act, of Tenant, or caused by, or attributable to, the Tenant's failure to perform its obligations under this Lease. Likewise, Landlord agrees to defend, indemnify, and hold Tenant harmless from any loss, whatsoever, resulting from personal injury, loss of life or property relating to the use of Landlord and use and occupancy by other Tenants, or caused by, or attributable to, the negligent act or acts, omission or omissions to act, of Landlord, or caused by, or attributable to, Landlord's failure to perform its obligations under this Lease.

     c) Tenants Insurance. Tenant shall procure, keep in force, and pay for comprehensive public liability insurance, in amounts reasonably required by Landlord, with reputable, responsible, licensed companies, indemnifying Landlord and Tenant against all claims and demands for injury to, or death of, persons, or damage to property, which may be claimed to have occurred on the Leased Premises. Certificates of the same shall be provided to the Landlord. Further, Tenant shall insure all of Tenant's contents.

     d) Landlord's Insurance. Landlord agrees to insure the Leased Premises for fire, casualty, and public liability. In the event that Tenant's occupancy or use of the Leased Premises results in any increase in cost of Landlord's fire and casualty or public liability insurance, Tenant shall reimburse Landlord for such increase as additional rent. Further, if cost of Landlord's fire and casualty or public liability insurance increases above base year rate during the term of the lease, a proportionate share of such increase shall be paid by Tenant, or if a single Tenant, Tenant shall pay total increase.

9. LANDLORD'S LIEN. In consideration of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien and security interest in and on all property Tenant now, or hereafter, may place in or upon the Premises, and the property shall be, and remain, subject to such lien and security interest of Landlord for payment of all rental and other sums agreed to be paid by Tenant. The lien and security interest shall be in addition to and cumulative of the Landlord's liens existing or to exist under statute, in law, or in equity, none of which are waived by Landlord. The provisions of this paragraph relating to the lien and security interest shall constitute a Security Agreement under the Uniform Commercial Code, so that Landlord shall have, and may enforce, a security interest on all property of Tenant now, or hereafter, placed in or on the Premises, including, but not limited to, all fixtures, machinery, equipment, furnishings, and other articles of personal property now, or hereafter, placed in or upon the Premises by Tenant. Landlord may, at its election at any time, file a copy or memorandum of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all rights and remedies afforded a secured party under the Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative of the Landlord's liens and rights provided by law, or by the other terms and provisions of this Lease.

10. ADDITIONS AND ALTERATIONS. Tenant shall not make any additions, alterations or improvements to the Leased Premises without the prior written consent of the Landlord. At Landlord's option, any and all additions, alterations and improvements to the Leased Premises, including built-ins, shall belong to the Landlord.

11. BREACH AND DEFAULT. This Lease may be deemed by Landlord as being in default if any of the following occur:

     a) Tenant fails to make any payment of rent, or any other amount due, and such failure continues for fifteen (15) days after the payment due date;

     b) Tenant fails to keep in force insurance as required by Paragraph 8(c) of the Lease and such failure continues for ten (10) days after written notice to Tenant;

     c) Tenant materially breaches any other covenant and the same shall not have been cured within ten (10) days after notice thereof by Landlord;

     d) Tenant files any voluntary petition in bankruptcy, or for corporate reorganization, or any similar relief, or if any involuntary petition in bankruptcy shall be filed against the Tenant;

     e) A receiver is appointed for Tenant or Tenant's property by any Court;

     f) Tenant makes an assignment for benefit of creditors;

     g) Tenant abandons or vacates the Leased Premises during the term hereof;

     h) Tenant fails to operate its business in material compliance with all applicable laws;

                                                         ________     __________
                                  Page 3 of 6             Tenant       Landlord

     i) Tenant transfers a portion, or all, of its assets to another entity or individual without written notification and consent of the Landlord.

12. LANDLORD'S REMEDIES. Upon the occurrence of any event of default by Tenant, and the failure by Tenant to remedy such default within the time permitted by Landlord, Tenant hereby grants the Landlord the following rights:

     a) To change the locks, exclude Tenant from the Leased Premises, re-enter
        ----------------------------------------------------------------------
     Leased Premises and enforce security against Tenant's entry.
     -----------------------------------------------------------

     b) To relet Leased Premises and recover cost of alterations and damages. Upon any reletting, Tenant shall be immediately liable to pay to Landlord, without further demand or process of law, the cost and expense of reletting, including, without limitation, any brokerage fees, the cost of any alterations and repairs deemed necessary by Landlord to effect reletting, and the full amount, if any, by which the rental reserved in this Lease for the period of reletting (but not beyond the terms of this Lease) exceeds the amount agreed to be paid as rent for the Premises for the period of reletting. If Tenant has been credited with any rent to be received by reletting and the rent shall not be promptly paid to Landlord by the new Tenant, Tenant shall immediately be liable to pay the deficiency to Landlord. If the Landlord elects to terminate this Lease, Landlord may recover from Tenant all damages Landlord may incur by reason of Tenant's failure to pay rental, including the cost of recovering the Premises, and including the excess of the rental reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the term, all of which amount shall be immediately due and payable by Tenant to Landlord. Landlord shall be under no obligation to attempt to re-lease the Leased Premises before it leases its other properties.

     c) To remove, store, and dispose of Tenant's property. Any property belonging to Tenant, or to any person holding by, through, or under Tenant, or otherwise found upon the Premises at the time of re-entry or termination by the Landlord, may be removed and stored in any warehouse, at the cost of, and for the account of, Tenant, or, in Landlord's sole discretion, deemed to be abandoned by Tenant and disposed of accordingly.

     d) Additional Remedies. In the event of any breach or threatened breach by Tenant of any covenants, agreements, terms, or conditions of this Lease, Landlord shall be entitled to enjoin the breach or threatened breach, and in addition to the rights and remedies provided hereunder, shall have any other right or remedy allowed at law or equity, by statute, or otherwise. The provisions of this Section shall be construed consistent with the laws of the State of Oklahoma, so that remedies of Landlord herein described shall be available to Landlord to the full extent, but only to the extent that they are valid or enforceable under the laws of the State of Oklahoma.

     e) To Recover Attorney's Fees. If suit shall be brought for recovery of possession of the Premises, for the recovery of rental, or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of either party to be kept or performed, and a breach shall be established, the non-prevailing party shall pay to the prevailing party all expenses incurred, including a reasonable attorney's fee. The prevailing party shall be determined by the Court which shall also approve the amount of reimbursed expenses.

     The foregoing rights and remedies given to Landlord are, and shall be, deemed to be cumulative and the exercise of any of them shall not be deemed to be an election excluding the exercise by the Landlord, at any time, of a different or inconsistent remedy, and shall be deemed to be given to Landlord in addition to any other right and further rights granted to the Landlord by the terms hereof, or by law. The failure of Landlord at any time to exercise any right or remedy herein granted or established by law shall not be deemed to operate as a waiver of its right to exercise such right or remedy at any other future time.

13. EFFECT AND SEVERABILITY. This Lease shall be executed in duplicate originals and, when executed by both Landlord and Tenant, shall be binding upon and inure to the benefit of Landlord and Tenant, their heirs, legal representatives, successors, and assigns. This Lease sets forth the complete understanding of Landlord and Tenant and supersedes all previous negotiations, representations, and agreements between them and their agents. This Lease can only be amended or modified by a written agreement signed by Landlord and Tenant.

          Should any clause or provision of this Agreement be adjudged, or otherwise rendered, unenforceable, all provisions not so affected shall remain in full force and effect. In the event of any transfer of title or interest of the Leased Premises, the Landlord named herein shall be relieved of all liability related to Landlord's obligations to be performed after such transfer. Provided, however, that any funds in the hands of Landlord at the time of such transfer shall be delivered to Landlord's Grantee. Landlord's obligations hereunder shall be binding upon Landlord's successors and assigns only during their respective periods of ownership.

14.  EXHIBITS. Exhibits "A" through --- plus Addendum are attached to, and by
                        ---        -----
this reference made a part of, this Lease.

15. AGENCY DISCLOSURE. The parties to this transaction hereby acknowledge that, prior to the parties entering into this Lease, the following disclosures were clearly made to each of the parties:

       The Listing Broker, as defined below, is acting as the agent of:

           X  The Landlord _______ Both the Landlord and Tenant (Consensual Dual
          ---
          Limited Agent)

          ___ The Listing Broker is not acting as an agent for the Landlord or Tenant.

       The Leasing Broker, as defined below, is acting as the agent of:

           X  The Landlord _____ The Tenant _____ Both (Consensual Dual Limited
          ---
       Agent)

          ___ The Leasing Broker is not acting as an agent for the Tenant or Landlord.

16. BROKER'S COMMISSION. The Tenant and Landlord mutually warrant and represent that the undersigned Broker(s) is/are the only Broker(s) involved in this transaction. It is further acknowledged and agreed by the parties that the _____ Landlord will pay the Listing Broker -- % of the total Lease Value as a
--------                            ----
commission for services rendered in this real estate transaction. The total Lease Value shall be the Base Rental, plus CAM, if any, and the value of any and all renewals, extensions, and expansions when executed. The initial commission shall be payable as follows:

 Per Separate Agreement
--------------------------------------------------------------------------------
In the event Tenant shall purchase the property from Landlord during the term of this Lease or within 180 days of the

                                                         ________     __________
                                  Page 4 of 6             Tenant       Landlord
expiration or termination of this Lease or any extensions, or holdover, Landlord agrees to pay the Listing Broker a sales commission of -- % of the sales price.

17.  SPECIAL CONDITIONS.   NONE
                        --------------------------------------------------------
--------------------------------------------------------------------------------

18. RECEIPT. By execution of this Lease, Landlord acknowledges receipt of Prepaid Rent and Security Deposit.

19. SECURITY DEPOSIT. The Security Deposit set forth in paragraph 1(j) of this Lease, if any, shall secure the performance of the Tenant's obligations hereunder. Landlord may, but shall not be obligated to apply all or portions of said deposit on account of Tenant's obligations hereunder. Any balance remaining upon termination shall be returned to Tenant. Tenant shall not have the right to apply the Security Deposit in payment of the last month's rent.

APPROVED AND AGREED TO BY TENANT:                      APPROVED AND AGREED TO BY LANDLORD:

This _____ day of ______________, 19__                 This ______ day of _____________ ,19__

EDUCATIONAL DEVELOPMENT CORPORATION                    JAMES D. DUNN
-------------------------------------------------      ----------------------------------------------

By:                                                    By:
-------------------------------------------------      ----------------------------------------------

Name: Randall White                                    Name:    James D. Dunn
-------------------------------------------------      ----------------------------------------------

Title: President                                       Title:   Owner
-------------------------------------------------      ----------------------------------------------

ATTEST:__________________________________________      ATTEST:_______________________________________

LEASING BROKER:                                        LISTING BROKER:

This ______ day of ______________________ , 19__       This _______ day of ____________________ ,19__

TULSA PROPERTIES, INC.                                 TULSA PROPERTIES, INC.
-------------------------------------------------      ----------------------------------------------

By:                                                    By:
   ----------------------------------------------        --------------------------------------------
    Thomas J. O'Brien, Broker Associate                   Thomas J. O'Brien, Broker Associate

                                                         ________     __________
                                  Page 5 of 6             Tenant       Landlord

                                  EXHIBIT "A"

                                  ADDENDUM TO
                      COMMERCIAL/INDUSTRIAL LEASE (GROSS)
                                BY AND BETWEEN
                          JAMES D. DUNN ("LANDLORD")
                                      AND
                EDUCATIONAL DEVELOPMENT CORPORATION ("TENANT")

20. Exterior Painting: Landlord agrees to power wash, seal, caulk and paint the north, east, west and southeast exterior walls of the north building within one-hundred twenty (120) days following the Lease execution date. The accent stripe shall be painted in a blue color that corresponds to the existing stripe and the smooth concrete panels will be painted gray from the ground up to the aggregate facing. The budget for completing this work shall not exceed $20,000.00.

21. Lease Termination: Tenant may terminate this Lease after July 1, 2001 by providing Landlord with one hundred eighty (180) days advance written notice of Tenant's intention to terminate the Lease and vacate the Premises.

22. Holding Over: Any holding over after the expiration of this Lease, with the consent of Owner, shall be construed as a month-to-month tenancy at a rental of $23,500.00 per month payable in advance and otherwise subject to the terms of this Lease, as applicable, until either party terminates the same by giving the other party thirty (30) days written notice.

23.  Time: Time is of the essence of this Lease.

LANDLORD:                               TENANT:

JAMES D. DUNN                           EDUCATIONAL DEVELOPMENT
                                        CORPORATION


By:__________________________           By:________________________________

Date:________________________           Date:______________________________